Exhibit 99.1

CommScope Prices $700 Million Senior Notes Offering

HICKORY, NC, June 22, 2020 — CommScope Holding Company, Inc. (NASDAQ: COMM) announced that its wholly owned subsidiary, CommScope, Inc. (the “Issuer”), priced its offering of $700 million in aggregate principal amount of 7.125% senior unsecured notes due 2028 (the “Notes”). The Notes are being offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

The Notes will be guaranteed on a senior unsecured basis by each of the Issuer’s existing and future wholly owned domestic restricted subsidiaries, subject to certain exceptions. The Issuer currently intends to use the net proceeds of the offering of the Notes, together with cash on hand, to (i) redeem and retire the $50 million outstanding aggregate principal amount of its 5.00% senior notes due 2021, (ii) redeem and retire the $650 million outstanding aggregate principal amount of its 5.50% senior notes due 2024 and (iii) pay fees and expenses related to the foregoing (collectively, the “Refinancing Transactions”). There can be no assurance that the issuance and sale of the Notes or the Refinancing Transactions will be consummated. The offering of the Notes is expected to close on July 1, 2020, subject to customary closing conditions.

The Notes will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such an offer, solicitation or sale would be unlawful. This press release does not constitute a notice of redemption with respect to the Issuer’s 5.00% senior notes due 2021 or 5.50% senior notes due 2024 or any other securities.

About CommScope

CommScope Holding Company, Inc. (NASDAQ: COMM) is pushing the boundaries of technology to create the world’s most advanced wired and wireless networks. Our global team of employees, innovators and technologists empower customers to anticipate what’s next and invent what’s possible.

Forward-Looking Statements

This press release or any other oral or written statements made by CommScope Holding Company, Inc. (“CommScope Holdings,” “we,” “us” or “our”) or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial performance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Factors that may materially affect such forward-looking statements and projections include: risks related to the offering of the Notes, including that such transactions may not occur; the risk that our expectations related to our second quarter results prove to be inaccurate; our ability to integrate ARRIS International plc in a timely and cost effective manner and our ability to realize expected benefits of cost savings initiatives and synergies associated with the ARRIS acquisition or otherwise; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers and supply chain; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; the use of open standards; the long-term impact of climate change; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities, or those of our contract manufacturers, that may affect our ability to meet customer demands for products; possible future restructuring actions; substantial indebtedness and restrictive debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; the impact of Brexit; changes in the laws and policies of the United States affecting trade; cost of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory procedures; the amount of the costs, fees, expenses and charges related to the Refinancing Transactions; any statements of belief and any statements of assumptions underlying any of the foregoing; other factors disclosed in the offering memorandum related to the Notes or incorporated by reference therein, including in the Annual Report on Form 10-K of CommScope Holdings for the fiscal year ended December 31, 2019, which it filed with the Securities and Exchange Commission (“SEC”) on February 20, 2020, or in the Quarterly Report on Form 10-Q of CommScope Holdings for the quarterly period ended March 31, 2020, which it filed with the SEC on May 7, 2020, or in any other document it files with the SEC; and other factors beyond our control.

Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except as otherwise may be required by law.

Contacts

Investor Contact:

Kevin Powers, CommScope

+1 828-323-4970

News Media Contact:

Danah Ditzig, CommScope

+1 952-403-8064

publicrelations@commscope.com

Source: CommScope Holding Company, Inc.